EXHIBIT 10.1

Corestates Bank, N.A.
FC 1-1-3-42
1345 Chestnut Street
P.O. Box 7618
Philadelphia, PA 19101-7618
215-973-7320
Fax 215-973-5387
                                                          CoreStates
                                                             Bank
John H. Van Dusen
Vice President
Metropolitan Middle Market


June 24, 1997

Mr. Patrick E. Rodgers
Executive Vice President
The Med-Design Corporation
121 South Broad Street
Suite 310
Philadelphia, PA 19107

Dear Pat:

We are pleased to inform you that CoreStates Bank, N.A. successor by merger to Meridian Bank (hereafter referred to as "Bank") has reaffirmed the $6,750,000 non-committed secured discretionary credit facility to Med-Design Corporation, MDC Investment Holdings, Inc. and MDC Research, Ltd. (hereafter referred to as ABorrower@) under the existing terms and subject to the conditions set forth in the Business Loan Agreement dated July 26, 1995 and various Amendments (four) through November 14, 1996 except as modified below:

1. Term: The credit facility will be available until May 30, 1998 at which time continuation of the line will be considered by the Bank on the basis of the Borrower=s financial statements for the year ended December 31, 1997 and other information available to Bank, or which Bank may reasonably request.

2. Borrowing Base: All advances under the line of credit will be limited to 90% of the acceptable short term pledged securities held and maintained at CoreStates Bank, N.A./Delaware Trust Management, Inc. in account #1681001087 up to a maximum of $6,750,000 (debt includes the working capital loan and two equipment loans).

All other terms, conditions, collateral, sureties, covenants and reporting requirements remain unchanged.


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We appreciate the opportunity of making this commitment available to you. If the terms and conditions outlined herein are acceptable to you, please execute the acknowledgment on the original of this letter, returning it to the undersigned in the envelope provided. A copy is enclosed for your records. Should you have any questions regarding this letter, or if the Bank can be of further service, please feel free to contact the undersigned at (215) 973-7320.

Sincerely,


/s/ John H. Van Dusen
---------------------------------
John H. Van Dusen
Vice President

ACKNOWLEDGMENT:


We hereby acknowledge, accept and agree to the terms and conditions as set forth herein 30th day of June, 1997.


Borrowers:
                                             Med-Design Corporation
                                             MDC Research Holdings, Inc.
                                             MDC Research, Ltd.



                                             By: /s/  Patrick E. Rodgers
                                                 -------------------------------
                                                      Patrick E. Rodgers

                                    Attested By: /s/ Holly Hensley
                                                 -------------------------------
                                                     Holly Hensley